Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BZ

EIGHTY-FIFTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This EIGHTY-FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document No. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer requested and CSG previously provided CSG's Customer Communication Center ("CCC") and CSG's Ascendon™ Evolved Customer as a Recurring Service under the Agreement, which included a component of CCC called Event Manager as well as the provision of maintenance and support for up to *** ******* (*********) of Customer's subscribers, as described in the Fifty-sixth Amendment to the Agreement, dated February 27, 2015 (CSG document number 2508403) (the “56th Amendment”); and

WHEREAS, subsequently, Customer requested and CSG provided increased capacity for CCC and Ascendon for up to ***** ******* (*********) of Customer’s subscribers including maintenance and support, for the fees specified in the Seventy-ninth Amendment to the Agreement, dated November 23, 2015 (CSG Document 4107829) (the "79th Amendment"); and

WHEREAS, Customer requested and CSG agrees to provide additional capacity to *** ******* (*********) Customer’s subscribers for CCC and CSG’s Ascendon™ Evolved Customer which will bring the current aggregate capacity to ***** ******* (*********) Customer subscribers as well as provide pricing and terms for additional increases of *** ******* (*********) Customer subscribers.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date:

1.  Upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, which includes the 56th Amendment and the 79th Amendment, Customer desires to purchase and CSG agrees to invoice for Additional Event Manager Capacity of *** ******* (*********) additional Customer subscribers, which will result in an aggregate amount of ***** ******* (*********) Customer subscribers.

2.  As a result, Schedule F, FEES, CSG SERVICES, Section X entitled "CSG's Customer Communication Center (CCC) and Ascendon™ Evolved Customer," is amended as follows:

a)  Add a new subsection 3 to Subsection A:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

X. CSG's Customer Communication Center (CCC) and Ascendon™ Evolved Customer (Note 10)

Description of Item/Unit of Measure	Frequency	Fee
A. Customer Communication Center
3. Additional Event Manager Capacity (Note 13)
a) Perpetual License for the Term of the Agreement	********	$*********
b) Access Maintenance and Support Fee	********	$********
c) Management Services Fee	*******	(Note 14)

Note 13: Additional Event Manager Capacity means additional capacity of *** ******* (*********) Customer subscribers.

Note 14: CSG agrees to include Management Service Fees for each additional capacity of *** ******* (*********) Customer subscribers up to a maximum cumulative total of *** ******* (**********) Customer subscribers in the ******* amount reflected on line A.2.(c)within this Section X. CSG's Customer Communication Center (CCC) and Ascendon™ Evolved Customer.  In the event Customer reaches a cumulative total of *** ******* (**********) Customer subscribers, CSG and Customer agree to discuss Customer’s requirements and agree upon necessary additional fees for applicable capacity above (**********) Customer subscribers.

b)  The line item, below, of Subsection B of Section X, is deleted in its entirety and replaced as follows with all other terms of Subsection B of Section X unmodified:

Description of Item/Unit of Measure	Frequency	Fee
B. Ascendon Evolved Customers for up to ***** ******* (*********) Customer subscribers (Note 2) (Note 3) (Note 4) (Note 11)

3.  For clarification purposes, the one-time Perpetual License and the annual Access Maintenance and Support Fees in Section 2 of this Amendment in the above table, shall be invoiced commencing as of Customer's ******** **** invoice for the Additional Event Manager Capacity.  For purposes of this ***** ****’* ****** Access Maintenance and Support Fee, such ****** fee shall be prorated to reflect the amount applicable for the period ******** **** through ********* **** (i.e., $********). Beginning ******* **** and ******** thereafter through the term of the Agreement, the Access Maintenance and Support Fee for this *** ******* (*********) additional Customer subscribers capacity shall be invoiced for the respective ************ period along with the ***** ******* (*********) Customer subscribers capacity in accordance with the terms and conditions of the Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: VP, Billing & Collections	Title: VP & Chief Compliance Officer
Date: 4/15/16	Date: 4/19/16